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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         ------------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 14, 2002





                               NOBLE ENERGY, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                       0-7062                 73-0785597
-------------------------------         -----------          -------------------
(State or other jurisdiction of         Commission            (I.R.S. Employer
incorporation or organization)          File Number          Identification No.)



      350 GLENBOROUGH, SUITE 100
            HOUSTON, TEXAS                                         77067
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (281) 872-3100


                             Noble Affiliates, Inc.
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective May 14, 2002, the Board of Directors of Noble Energy, Inc. (the "Company"), after careful consideration and based upon the recommendation of its Audit Committee, dismissed its current independent public accountant, Arthur Andersen LLP. This dismissal followed the decision by the Board of Directors to seek proposals from other independent auditors to audit the Company's consolidated financial statements for its fiscal year ended December 31, 2002.

         Effective May 14, 2002, the Board of Directors, based on the recommendation of its Audit Committee, retained KPMG as its independent auditors with respect to the audit of the Company's consolidated financial statements for its fiscal year ended December 31, 2002.

         During the Company's two most recent fiscal years ended December 31, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen LLP, there was no disagreement between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report. The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the last two fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years ended December 31, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen LLP, the Company has not consulted with KPMG or other independent auditor regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

         The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated May 14, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K.


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ITEM 7(c).  FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibits

            Item       Description
            ----       -----------
            16.1       Letter dated May 14, 2002, from Arthur Andersen LLP to
                       the Securities and Exchange Commission regarding change
                       in certifying accountant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NOBLE ENERGY, INC.



Date: May 14, 2002                    By: /s/ Albert D. Hoppe
                                          --------------------------------------
                                          Albert D. Hoppe
                                          Senior Vice President, General Counsel
                                          and Secretary

                                INDEX TO EXHIBITS

       Item          Exhibit
       ----          -------
       16.1          Letter dated May 14, 2002, from Arthur Andersen LLP to the Securities and Exchange
                     Commission regarding change in certifying accountant.